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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                Current report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 3, 2002


                                  Pemstar Inc.
             (Exact name of registrant as specified in its charter)


        Minnesota                      000-31223               44-1771227
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(State or other jurisdiction          (Commission           (I.R.S. Employer
        of incorporation)             File Number)          Identification No.)



3535 Technology Drive N.W., Rochester, Minnesota                   55901
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (507) 288-6720
                                                     --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5.  OTHER EVENTS

         On December 20, 2001, March 25, 2002 and May 3, 2002, respectively, Pemstar Inc. (the "Company") entered into amendments to the Loan and Security Agreement with U.S. Bank National Association dated June 28, 2001, all of which are attached as exhibits hereto. Such agreement is also subject to a waiver letter from U.S. Bank National Association dated February 13, 2002, which is attached as an exhibit hereto.

         On February 14, 2002, March 29, 2002 and May 3, 2002, respectively, the Company and Turtle Mountain Corporation and Pemstar Pacific Consultants Inc., subsidiaries of the Company, entered into amendments to the Amended and Restated Revolving Credit Agreement with IBM Credit Corporation, Turtle Mountain Corporation and Pemstar Pacific Consultants Inc. dated June 29, 2001, all of which are attached as exhibits hereto. Such agreement is also subject to five consent letters received on April 12, 2002, April 19, 2002, April 30, 2002 and May 3, 2002 (two letters) from IBM Credit Corporation, all of which are attached as exhibits hereto.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

         10.1 First Amendment between the Company and U.S. Bank National Association dated December 20, 2001, to the Loan and Security Agreement with U.S. Bank National Association dated June 28, 2001.

         10.2 Second Amendment between the Company and U.S. Bank National Association dated March 25, 2002, to the Loan and Security Agreement with U.S. Bank National Association dated June 28, 2001, as amended on December 20, 2001.

         10.3 Third Amendment between the Company and U.S. Bank National Association dated May 3, 2002, to the Loan and Security Agreement with U.S. Bank National Association dated June 28, 2001, as amended on December 20, 2001 and March 25, 2002.

         10.4     Waiver from U.S. Bank National Association dated February 13,
                  2002.

         10.5 Acknowledgment, Waiver and Amendment between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and IBM Credit Corporation dated February 14, 2002, to the Amended and Restated Revolving Credit Agreement dated June 29, 2001.

         10.6 Acknowledgment, Waiver # 2 and Amendment between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and IBM Credit Corporation dated March 29, 2002, to the Amended and Restated Revolving Credit Agreement dated June 29, 2001, as amended on February 14, 2002.

         10.7 Amendment No. 3 to Amended and Restated Revolving Credit Agreement between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and IBM Credit Corporation dated May 3, 2002, to the Amended and

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                  Restated Revolving Credit Agreement dated June 29, 2001, as amended on February 14, 2002 and March 29, 2002.

         10.8 Consent Letters from IBM Credit Corporation dated April 12, 2002, April 19, 2002, April 30, 2002 and May 3, 2002 (two
                  letters).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2002

                                       PEMSTAR INC.



                                       By: /s/ Allen J. Berning
                                           -------------------------------------
                                           Allen J. Berning
                                           Chairman, Chief Executive Officer and
                                           President